U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2004


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 9,"Regulation FD Disclosure" and Item 12, " Results of Operations and Financial Condition."



FOR IMMEDIATE RELEASE                                             March 10, 2004


                           Berkeley Technology Limited

                          Preliminary Financial Results
                               For the Year Ended
                                December 31, 2003



London,  March 10, 2004 - Berkeley Technology Limited (OTCBB:  BKLYY.PK, London:
BEK.L) (the "Company") today reported financial results for the year ended December 31, 2003. The Company's consolidated net income, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the year ended December 31, 2003, was $11.0 million, or $0.22 per diluted share and $2.15 per diluted ADR, compared with a net loss of $205.5 million, or $(4.05) per diluted share and $(40.49) per diluted ADR, for the year ended December 31, 2002. For the year ended December 31, 2003, the Company's consolidated net income from continuing operations was $1.1 million, or $0.02 per diluted share and $0.21 per diluted ADR, compared with a net loss from continuing operations of $55.8 million, or $(1.10) per diluted share and $(10.99) per diluted ADR, for 2002. No dividends will be paid on the outstanding shares and ADRs for 2003.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results of continuing operations for 2003 were significantly impacted by the increase in the value of the quoted securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"), but were partially offset by write-downs in the book value of two private equity securities. The quoted securities held in LPAL are not available to fund the operations or commitments of the Company or its other subsidiaries. Net realized and unrealized investment gains totaled $7.3 million in 2003, compared to net realized and unrealized losses of $44.0 million in 2002. Volatility in the Company's quoted equity holdings continues to have a substantial impact on the Company's financial results.

As a result of the sale of both London Pacific Advisors ("LPA") and Berkeley Capital Management ("BCM") in the second quarter of 2003, the Company no longer consolidates the financial results of LPA and BCM in its financial statements. Reclassifications have been made in the prior period financial statements to reflect these discontinued operations. Net income on discontinued operations for 2003 totaled $9.9 million, including a net gain on sale of discontinued operations of $11.7 million. The Company used the proceeds from the sale of LPA and BCM to pay down its bank facility which was terminated in June 2003.

As of December 31, 2003, the book value per share and book value per ADR were $0.69 and $6.88, respectively. These book value per share and ADR computations exclude the number of shares held by the employee benefit trusts and the related cost of those shares.

LPAL, the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during 2003 by $7.4 million to $28.1 million primarily due to maturing policies. As of December 31, 2003, LPAL's corporate bonds, cash and accrued interest totaled $30.2 million, quoted equities were $13.5 million and the book value of private equities was $4.2 million.

The Company now focuses on its venture capital and consulting business. Berkeley International Capital Corporation, the Company's venture capital operation, currently works with North American private technology companies that are looking to grow their businesses and to expand their investor base overseas, primarily in Europe and Japan. This means the Company advises on overseas operations, assists in locating investment capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                         Jersey                      (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


The Company's 2003 annual report will be sent to shareholders during April. Copies of this report may be obtained from the Company Secretary at the registered office in Jersey, Channel Islands.

Form 10-K for the year ended December 31, 2003

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Consolidated Statements of Income (Preliminary)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                      2003        2002(1)       2001(1)
                                                                  ...........   ...........   ...........
Continuing operations:

Revenues:
Investment income                                                 $     1,887   $     6,590   $     8,181
Insurance policy charges (credits)                                          6         1,155            (7)
Fee income (2)                                                              -         2,908         9,924
Net realized investment gains (losses)                                (15,312)      (21,507)       18,507
Change in net unrealized investment gains and losses on trading
    securities                                                         22,617       (22,483)     (230,981)
                                                                  ...........   ...........   ...........

                                                                        9,198       (33,337)     (194,376)
Expenses:
Amounts credited on insurance policyholder accounts                     1,922         6,031         6,314
Amortization of deferred policy acquisition costs                           -         2,952           932
Operating expenses                                                      5,553        10,804        17,181
Goodwill amortization and write-offs                                        -           389            48
Interest expense                                                          676           965         2,182
                                                                  ...........   ...........   ...........
                                                                        8,151        21,141        26,657
                                                                  ...........   ...........   ...........
Income (loss) from continuing operations before income taxes            1,047       (54,478)     (221,033)

Income tax expense (benefit)                                              (42)        1,291         2,107
                                                                  ...........   ...........   ...........

Income (loss) from continuing operations                                1,089       (55,769)     (223,140)

Discontinued operations:
Loss from discontinued operations, net of income tax expense
    (benefit) of $2, $(4,943) and $(58,550), respectively              (1,758)     (111,203)     (121,644)
Income (loss) on disposal of discontinued operations, net of
    income  tax expense of $36, $0 and $0, respectively                11,685       (38,532)            -
                                                                  ...........   ...........   ...........
Income (loss) on discontinued operations                                9,927      (149,735)     (121,644)
                                                                  ...........   ...........   ...........
Net income (loss)                                                 $    11,016   $  (205,504)  $  (344,784)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

(1)  Reclassifications have been made related to discontinued operations.

(2)  Amounts represent revenues earned from an entity included in discontinued operations.

Berkeley Technology Limited
Consolidated Statements of Income (Preliminary) (Continued)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2003         2002(1)       2001(1)
                                                                  ...........   ...........   ...........

Basic earnings (loss) per share and ADS: (2)

Basic earnings (loss) per share:
Continuing operations                                             $      0.02   $     (1.10)  $     (4.38)
Discontinued operations                                                  0.20         (2.95)        (2.38)
                                                                  ...........   ...........   ...........
                                                                  $      0.22   $     (4.05)  $     (6.76)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Basic earnings (loss) per ADS: (2)
Continuing operations                                             $      0.21   $    (10.99)  $    (43.77)
Discontinued operations                                                  1.96        (29.50)       (23.85)
                                                                  ...........   ...........   ...........
                                                                  $      2.17   $    (40.49)  $    (67.62)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Diluted earnings (loss) per share and ADS: (2)

Diluted earnings (loss) per share:
Continuing operations                                             $      0.02   $     (1.10)  $     (4.38)
Discontinued operations                                                  0.20         (2.95)        (2.38)
                                                                  ...........   ...........   ...........
                                                                  $      0.22   $     (4.05)  $     (6.76)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Diluted earnings (loss) per ADS: (2)
Continuing operations                                             $      0.21   $    (10.99)  $    (43.77)
Discontinued operations                                                  1.94        (29.50)       (23.85)
                                                                  ...........   ...........   ...........
                                                                  $      2.15   $    (40.49)  $    (67.62)
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........


(1) Reclassifications have been made related to discontinued operations.

(2) ADS amounts have been restated to reflect the one-for-ten reverse split in June 2002.

Berkeley Technology Limited
Consolidated Balance Sheets (Preliminary)
Under U.S. GAAP
In thousands, except share amounts

                                                                                       December 31,
                                                                                .........................
                                                                                   2003         2002(1)
                                                                                ...........   ...........
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $25,403 and
      $30,481  as of December 31, 2003 and 2002, respectively)                  $    25,393   $    30,335
  Equity securities:
    Trading, at fair value (cost: $4,544 and $26,785 as of December 31,
      2003 and 2002, respectively)                                                   16,882        16,505
    Available-for-sale, at estimated fair value (cost: $4,262 and
      $8,980 as of December 31, 2003 and 2002, respectively)                          4,262         7,230
                                                                                ...........   ...........
Total investments                                                                    46,537(2)     54,070

Cash and cash equivalents                                                            14,408(2)     15,308
Cash held in escrow                                                                     999             -
Accrued investment income                                                               926           900
Property and equipment, net                                                             117           189
Other assets                                                                            526         1,360
Total assets of discontinued operations                                                   -         8,390
                                                                                ...........   ...........
Total assets                                                                    $    63,513   $    80,217
                                                                                ...........   ...........
                                                                                ...........   ...........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                               $    28,054   $    35,441
Notes payable                                                                             -         9,314
Accounts payable and accruals                                                           562           832
Guarantees under bank facility                                                            -        10,590
Total liabilities of discontinued operations                                              -         2,554
                                                                                ...........   ...........
Total liabilities                                                                    28,616        58,731
                                                                                ...........   ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of December 31, 2003 and 2002           3,222         3,222
Additional paid-in capital                                                           68,615        68,394
Retained earnings                                                                    27,070        16,054
Employee benefit trusts, at cost (13,684,881 shares as of December 31,
  2003 and 2002, respectively)                                                      (63,571)      (63,571)
Accumulated other comprehensive loss                                                   (439)       (2,613)
                                                                                ...........   ...........
Total shareholders' equity                                                           34,897        21,486
                                                                                ...........   ...........
Total liabilities and shareholders' equity                                      $    63,513   $    80,217
                                                                                ...........   ...........
                                                                                ...........   ...........

(1) Reclassifications have been made related to discontinued operations.

(2) Includes $43,095 of investments and $3,834 of cash and cash equivalents in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2003         2002(1)       2001(1)
                                                                  ...........   ...........   ...........
Cash flows from continuing operating activities:
Net income (loss)                                                 $     1,089   $   (55,769)  $  (223,140)

Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
Depreciation and amortization                                              79           460           131
Amortization of deferred policy acquisition costs                           -         2,952           932
Deferred income tax expense                                                 -         2,898            14
Interest credited on insurance policyholder accounts                    1,922         6,031         6,314
Net realized investment losses (gains)                                 15,312        21,507       (18,507)
Change in net unrealized investment gains and losses on
    trading securities                                                (22,617)       22,483       230,981
Net amortization of investment premiums and discounts                     313           289           311
Stock based employee compensation expense                                   -             -           530

Net changes in operating assets and liabilities:
  Trading equity securities                                            11,879        32,623       (92,558)
  Accrued investment income                                               (26)        2,314        (1,284)
  Deferred policy acquisition costs                                         -          (250)       (2,142)
  Other assets                                                            733           391         2,096
  Life insurance policy liabilities                                        (6)            4           175
  Accounts payable, accruals and other liabilities                       (804)       (3,196)       (5,863)
  Income taxes payable                                                    (26)       (3,034)          334

Other operating cash flows                                                223          (471)        1,348
                                                                  ...........   ...........   ...........
Net cash provided by (used in) continuing operations                    8,071        29,232      (100,328)
                                                                  ...........   ...........   ...........
Write-off of doubtful receivables from discontinued operations              -       (15,614)            -
Capital paid in to discontinued operations                               (523)       (3,050)      (50,815)
Amounts due from (to) discontinued operations                               -        (2,793)       22,015
                                                                  ...........   ...........   ...........
Net cash used in discontinued operations                                 (523)      (21,457)      (28,800)
                                                                  ...........   ...........   ...........
Net cash provided by (used in) operating activites                      7,548         7,775      (129,128)
                                                                  ...........   ...........   ...........
Cash flows from investing activities:
Payment of guarantee obligations                                      (10,836)            -             -
Purchases of held-to-maturity fixed maturity securities                     -        (2,828)       (1,959)
Purchases of available-for-sale fixed maturity securities             (17,096)       (7,447)      (80,190)
Purchases of available-for-sale equity securities                           -             -       (16,000)
Proceeds from redemption of held-to-maturity fixed maturity
   securities                                                               -             -         1,733
Proceeds from sale and maturity of available-for-sale fixed
   maturity securities                                                 24,595        96,884         3,664
Proceeds from sale of available-for-sale equity securities                  9             -       149,358
Proceeds from disposal of discontinued operations                      16,148             -             -
Capital expenditures                                                       (4)          (16)          (96)
                                                                  ...........   ...........   ...........
Net cash provided by investing activities                              12,816        86,593        56,510
                                                                  ...........   ...........   ...........

(1)   Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
(Continued)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  .......................................
                                                                     2003         2002(1)       2001(1)
                                                                  ...........   ...........   ...........
Cash flows from financing activities:
Insurance policyholder contract deposits                                    -         6,827        74,368
Insurance policyholder benefits paid                                  (12,330)     (117,063)       (2,999)
Issuance of Ordinary Shares                                                 -             -             3
Purchases of Ordinary Shares by the employee benefit trusts                 -             -        (6,005)
Proceeds from disposal of shares by the employee benefit trusts             -            43           440
Dividends paid                                                              -        (2,032)      (11,802)
Proceeds from issuance of notes payable                                     -         2,440             -
Repayments of notes payable                                            (9,314)      (30,000)            -
                                                                   ..........   ...........   ...........
Net cash provided by (used in) financing activities                   (21,644)     (139,785)       54,005
                                                                   ..........   ...........   ...........

Net decrease in cash and cash equivalents                              (1,280)      (45,417)      (18,613)
Cash and cash equivalents at beginning of year (2)                     15,308        60,571        79,221
Foreign currency translation adjustment                                   380           154           (37)
                                                                  ...........   ...........   ...........
Cash and cash equivalents at end of year (2), (3)                 $    14,408   $    15,308   $    60,571
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

(1)  Reclassifications have been made related to discontinued operations.

(2)  Amounts reflect continuing operations only.  Does not include $999 of cash held in escrow as of
     December 31, 2003.

(3)  The amount for December 31, 2003 includes $3,834 in the Company's  insurance  subsidiary (LPAL)
     which is not currently  available  to fund the operations or commitments of the Company or its other subsidiaries.